Exhibit 99.2
1 Troy, Michigan Presenters: Joseph P. Campanelli Chief Executive Officer Paul D. Borja Chief Financial Officer Q2 2010 Results

2 The information contained in this presentation is not intended as a solicitation to buy Flagstar Bancorp, Inc. stock and is provided for general information. This presentation may include forward-looking statements and include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "expects," "assumes," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning, or future or conditional words such as "assuming," "will," "would," "possible," "proposed," "projected," "positioned," "vision," "opportunity," "should," "could," "indicative," "target" or "may." Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are not guarantees of future performance. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. These statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. There a number of factors, many of which are beyond our control that could cause actual conditions, events or results to differ significantly from those described in the forward looking statements. Some of these are: Volatile interest rates that impact, amongst other things, (i) the mortgage banking business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds and (iv) our cost of funds, could adversely affect earnings, growth opportunities and our ability to pay dividends to shareholders. Our ability to maintain capital levels. Competitive factors for loans could negatively impact gain on loan sale margins. Competition from banking and non-banking companies for deposits and loans can affect our growth opportunities, earnings, gain on sale margins, market share and ability to transform business model. Changes in the regulation of financial services companies and government-sponsored housing enterprises, and in particular, declines in the liquidity of the mortgage loan secondary market, could adversely affect business. Changes in regulatory capital requirements or an inability to achieve desired capital ratios could adversely affect our growth and earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value or to transform business model. - General business and economic conditions, including unemployment rates, further movements in interest rates, the slope of the yield curve, any increase in fraud and other criminal activity and the further decline of asset values in certain geographic markets, may significantly affect the company's business activities, loan losses, reserves, earnings and business prospects. - Factors concerning the implementation of proposed enhancements and transformation of business model could result in slower implementation times than we anticipate and negate any competitive advantage that we may enjoy. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Legal Disclaimer

3 Income Statement ** Totals may not foot due to rounding

4 Non-Interest Income ** Totals may not foot due to rounding

5 Non-Interest Expense ** Totals may not foot due to rounding

6 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 2006 4674 5260 4834 5440 20208 2007 5753 7422 6829 6690 26694 2008 8010 8177 6715 5405 28307 2009 9500 9287 6642 6902 2010 4330 5453 (Dollars in millions) Loan Production - Historical Trend

7 Loan Production ** Totals may not foot due to rounding

8 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec 2004 3891.315641 4515.498543 6430.20029 4300.637102 2805.066349 2791.890592 3133.055378 3581.914821 3690.052106 4054.817867 3821.400307 3223.16827 2005 2468.53308 3450.49945 3288.85428 3103.948114 3491.828253 4153.116494 3535.701425 3645.330447 3356.344069 2603.912834 2107.139106 1895.705115 2006 2005.463231 2030.875753 2661.483255 2243.020583 2468.98476 2203.561576 1979.416021 2584.998172 2242.711096 2545.552192 2529.372123 2540.923951 2007 2497.951031 2773.80617 4023.04768 3615.181719 3735.59713 3470.727806 3324.664449 4447.349518 3698.186558 4026.397042 4067.814631 4181.163919 2008 4956 5436 5169 4623 4347 3850 4008 3366 4109 3015 2426 5176 2009 6904 4217 4623 6013 3962 3278 3372 2769 3101 3743 3285 2825 2010 1660 2104 2816 2652 2511 3237 Historical Residential Loan Underwriting Volume ** Totals may not foot due to rounding

9 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec 2004 4536.544977 4293.893812 2938.028259 3624.61024 2685.013028 2861.528579 3068.983553 3552.051592 3829.495855 3916.508298 3762.421848 3023.535144 2005 2950.0595 3447.312622 3041.789802 3200.307829 3379.765993 4351.295977 3051.344636 3578.097451 3073.339528 2395.085688 1972.688367 1671.665722 2006 1999.287919 1877.983046 2594.320422 2017.490683 2292.536522 2180.94205 2043.624003 2501.659217 2193.938159 2373.869688 2526.489207 2248.739798 2007 2457.639069 2666.452654 3444.410385 3164 3164 3306 2831 3707 2905 3339 3361 3331 2008 4908 3766 5004 3662 3590 2914 3257 2550 3812 1987 3324 6305 2009 4345 3125 5130 4635 2860 2492 3079 2588 2985 3031 3059 1833 2010 1717 1953 2444 2373 2685 3255 Historical Residential Loan Lock Volume ** Totals may not foot due to rounding

10 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec 2004 1919.555676 2950.167099 3981.253294 4029.085569 2652.65278 2099.392093 1920.869958 2325.350686 2373.204991 2607.582446 2865.598185 2871.557813 2005 2119.527398 2032.084078 2659.690387 1998.865279 2179.57672 2609.814035 2680.555919 2900.791934 2574.154635 2292.817665 1735.287973 1408.860053 2006 1235.301979 1338.016697 1700.572528 1558.422809 1643.507911 1642.65456 1371.85547 1597.615942 1556.241354 1660.217324 1555.699477 1792.13055 2007 1783.125356 1621.014412 2078.6918 2377 2461 2361 2155 2312 2127 2194 2025 2252 2008 2360.333333 2629.333333 2870.333333 2859 2734 2467 2358 2250 2043 2263 1392 1850 2009 2911 3286 3296 3117 3220 2949 2484 2077 2065 2198 2220 2499 2010 1566 1230 1524 1665 1734 2051 Historical Residential Loan Closing Volume ** Totals may not foot due to rounding

11 Pre-tax, pre-credit-cost Income ** Totals may not foot due to rounding

12 Deposits - Ending Balances ** Totals may not foot due to rounding (1) Ending balance and rate for the period noted

13 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 Core Deposits * 1514.130899 1417.395316 1474.650037 1645.549502 1906.454951 2189.29382 2247.303354 2246 2292 Includes checking accounts, savings accounts, and money market accounts (excludes custodial accounts) Note: Deposits represent month end balances Growth in Core Deposits

14 (1) Includes residential and consumer Selected Balance Sheet Items ** Totals may not foot due to rounding

15 Residential First Mortgages * As of Jun 30, 2010 ($ in thousands) Residential First Mortgage Portfolio - by State ** Totals may not foot due to rounding * Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools

16 Residential First Mortgages * As of Jun 30, 2010 ($ in thousands) Residential First Mortgage Portfolio - by LTV ** Totals may not foot due to rounding * Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools ** LTV equals current principal balance divided by appraised value at origination

17 Residential First Mortgages * As of Jun 30, 2010 ($ in thousands) Residential First Mortgage Portfolio - by Original FICO ** Totals may not foot due to rounding * Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools

18 Residential First Mortgages * As of Jun 30, 2010 ($ in thousands) Residential First Mortgage Portfolio - by Vintage ** Totals may not foot due to rounding * Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools

19 As of Jun 30, 2010 ($ in 000's) Non Agency Investment Securities Available for Sale Portfolio ** Totals may not foot due to rounding

20 Asset Quality ** Totals may not foot due to rounding

21 Over 90 day delinquent plus matured plus performing non accrual, calculated using OTS method Does not include unallocated reserve Asset Quality By Loan Type - HFI ** Totals may not foot due to rounding

22 As of Jun 30, 2010 ($ in 000's) Real Estate Owned Portfolio ** Totals may not foot due to rounding

23 6/1/2010 5/1/2010 4/1/2010 3/1/2010 2/1/2010 1/1/2010 12/1/2009 11/1/2009 10/1/2009 9/1/2009 8/1/2009 7/1/2009 6/1/2009 5/1/2009 4/1/2009 3/1/2009 2/1/2009 1/1/2009 12/1/2008 11/1/2008 10/1/2008 9/1/2008 8/1/2008 7/1/2008 6/1/2008 30 day delinquent loans 86393 96061 88176 99122 103092 106890 103785 101855 92328 94424 99951 90009 98466 118504 117835 114862 120132 127541 127460 115578 104191 86192 99404 68587 77320 60 day delinquent loans 57665 48750 60129 63646 69456 60539 71804 64325 64998 68345 66999 73327 72389 80289 92681 95728 95079 103149 85357 82248 67953 82770 61705 67277 59963 90+ day and matured delinquent loans 663512 687223 705771 709419 720487 718735 659469 636472 639287 606339 605952 578210 588180 608454 579582 561520 532189 473342 432652 374103 339754 304796 279993 250903 232646 * Calculated using OTS method Historical Monthly Delinquency Trends - HFI First Mortgage

24 * Calculated using OTS method Historical Monthly Delinquency Trends - HFI Second Mortgage 6/1/2010 5/1/2010 4/1/2010 3/1/2010 2/1/2010 1/1/2010 12/1/2009 11/1/2009 10/1/2009 9/1/2009 8/1/2009 7/1/2009 6/1/2009 5/1/2009 4/1/2009 3/1/2009 2/1/2009 1/1/2009 12/1/2008 11/1/2008 10/1/2008 9/1/2008 8/1/2008 7/1/2008 6/1/2008 30 day delinquent loans 3039 3596 3246 4277 3737 4286 4386 4849 4283 3683 5229 5441 4389 4236 6271 6348 6342 5180 4696 5588 3533 3567 3057 4248 2743 60 day delinquent loans 2732 2153 3073 2485 3565 3157 4164 3784 3193 3816 4670 3721 3519 5373 4916 4286 3966 3945 4233 2804 3863 3329 3822 1918 2075 90+ day and matured delinquent loans 9562 11093 11234 11648 11157 10684 8202 9994 9850 9768 7961 7909 8105 8961 8819 8307 9540 8748 10148 10458 7052 6904 5576 5155 4307

25 * Calculated using OTS method Historical Monthly Delinquency Trends - HFI HELOC 6/1/2010 5/1/2010 4/1/2010 3/1/2010 2/1/2010 1/1/2010 12/1/2009 11/1/2009 10/1/2009 9/1/2009 8/1/2009 7/1/2009 6/1/2009 5/1/2009 4/1/2009 3/1/2009 2/1/2009 1/1/2009 12/1/2008 11/1/2008 10/1/2008 9/1/2008 8/1/2008 7/1/2008 6/1/2008 30 day delinquent loans 3177 4259 4826 4582 4228 4208 4486 4837 4747 5686 6156 5050 4379 5677 5185 4718 5093 6218 3492 5244 4010 4422 4624 4149 4159 60 day delinquent loans 2835 2594 2335 2639 2001 3211 3807 3457 5234 4273 3267 3414 4463 3859 3630 3408 4433 3175 4038 3202 2558 2221 2518 2461 2001 90+ day and matured delinquent loans 5845 5784 7272 8005 7899 7818 7652 10910 10227 9238 8872 11085 11295 11420 12178 12773 12346 12591 13148 12318 10113 9925 9029 8726 8830

26 6/1/2010 5/1/2010 4/1/2010 3/1/2010 2/1/2010 1/1/2010 12/1/2009 11/1/2009 10/1/2009 9/1/2009 8/1/2009 7/1/2009 6/1/2009 5/1/2009 4/1/2009 3/1/2009 2/1/2009 1/1/2009 12/1/2008 30 day delinquent loans 18560 18491 28673 69243 57055 29877 27807 18465 16708 13387 37580 74538 46740 34218 10601 42104 46995 46028 4244 60 day delinquent loans 16395 18529 53983 25584 20256 22346 6818 8202 13980 20921 31716 30183 13348 8760 21297 22736 42539 18263 14289 90+ day and matured delinquent loans * 324859 378283 419432 395801 397716 384860 385687 412628 413473 416534 393952 373878 318768 361720 336017 298218 164127 196066 257307 * Includes performing non accrual commercial RE loans Historical Monthly Delinquency Trends - HFI Commercial RE

27 As of Jun 30, 2010 ($ in 000's) Commercial Real Estate (CRE) Portfolio ** Totals may not foot due to rounding

28 6/30/2010 3/31/2010 12/31/2009 9/30/2009 6/30/2009 3/31/2009 12/31/2008 9/30/2008 6/30/2008 3/31/2008 Risk-Based 0.172 0.1793 0.1168 0.1206 0.1367 0.1317 0.091 0.111 0.1165 0.1047 Tier 1 (Core) 0.0924 0.0939 0.0619 0.0639 0.0719 0.0697 0.0495 0.0629 0.067 0.0564 Equity to Assets 0.0786 0.0771 0.0426 0.045 0.0557 0.0554 0.0337 0.0534 0.0549 0.0442 Regulatory Adequately Capitalized 0.08 0.08 0.08 Regulatory Adequately Capitalized 0.04 0.04 0.04 Historical Capital Ratios

29 2010 Outlook

30 Appendix

31 Calculated using OTS method Delinquent Loans by Loan Type - HFI ** Totals may not foot due to rounding

32 HFI Residential First Mortgage Portfolio As of Jun 30, 2010 ($ in 000's) * 90 day + matured and non performing accruals, calculated using OTS method HFI Residential 1st Mortgage Portfolio - by FICO and LTV ** Totals may not foot due to rounding ** LTV equals current principal balance divided by appraised value at origination

33 Non Performing Loans* As of Jun 30, 2010 ($ in 000's) * 90 day + matured and non performing accruals, calculated using OTS method Non Performing Loans - by State - HFI ** Totals may not foot due to rounding

34 Non Performing Loans* As of Jun 30, 2010 ($ in 000's) * 90 day + matured and non performing accruals, calculated using OTS method Non Performing Loans - by Vintage - HFI ** Totals may not foot due to rounding

35 Commercial Real Estate Portfolio* As of Jun 30, 2010 ($ in 000's) Commercial Real Estate (CRE) Portfolio - by Vintage ** Totals may not foot due to rounding * Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes commercial letters of credit

36 Commercial Real Estate Portfolio* As of Jun 30, 2010 ($ in 000's) Commercial Real Estate (CRE) Portfolio by State ** Totals may not foot due to rounding * Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes commercial letters of credit

37